Exhibit 99.1

Financial Contact:
Josh Hirsberg
(702) 792-7234
joshhirsberg@boydgaming.com

Media Contact:
David Strow
(702) 792-7386
davidstrow@boydgaming.com

BOYD GAMING REPORTS THIRD-QUARTER 2014 RESULTS

Third-Quarter Highlights

•	Total Adjusted EBITDA Grows 5.5%

•	All Business Segments Show EBITDA Margin Improvement

•	$70 Million in Debt Reduction During Third Quarter

LAS VEGAS - OCTOBER 30, 2014 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the third quarter ended September 30, 2014.

Boyd Gaming reported third-quarter 2014 net revenues of $738.8 million, up slightly from $738.6 million during the same quarter in 2013. Total Adjusted EBITDA(1) rose 5.5% to $163.9 million, compared to $155.3 million in the year-ago quarter.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “This was a solid quarter for our operations, as we improved operating margins in every segment of our business. Growth resumed in our Nevada business, as our Las Vegas Locals and Downtown Las Vegas operations both achieved positive EBITDA comparisons. We saw initial signs of stabilization in our regional business as well. We paid down an additional $70 million in debt in the quarter, bringing our total debt reduction to more than $165 million so far this year, as we continue to use free cash flow to deleverage the balance sheet. And we began work on several projects in our long-term initiative to reposition and enhance select non-gaming amenities in our portfolio. In all, we continue to make good progress executing on our strategy to drive profitable growth and increase long-term shareholder value.”

Adjusted Earnings(1) for the third quarter 2014 were $0.3 million, breakeven on a per-share basis, compared to a loss of $8.3 million, or $0.08 per share, for the same period in 2013. The calculations of Adjusted Earnings and Adjusted Earnings per share are presented in a table at the end of this press release.

On a GAAP basis, the Company reported a net loss of $15.1 million, or $0.14 per share, for the third quarter 2014, compared to a net loss of $37.3 million, or $0.37 per share, for the year-ago period.

The Company’s GAAP results include a third-quarter pretax impairment charge of $12.1 million to adjust the value of the Company’s equity ownership interest in Borgata as a result of its deconsolidation. In addition, the Company’s third-quarter results include a pretax impairment charge of $6.2 million to write down certain non-operating assets to their estimated recoverable value. The prior-year third quarter included an aggregate pretax loss on early extinguishments of debt of $27.1 million due to debt refinancing activities that were completed during that period.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

Las Vegas Locals
In the Las Vegas Locals region, third-quarter 2014 net revenues were $141.2 million, an increase of nearly 1% from $140.3 million in the year-ago quarter. Third-quarter 2014 Adjusted EBITDA rose 6.5% to $28.1 million, versus $26.4 million in the third quarter of 2013, marking the sixth positive quarterly EBITDA comparison in the last seven quarters. Growth in non-gaming business drove increases in both revenue and EBITDA during the quarter. Results also benefitted from continued efficiencies in operations, as EBITDA margins improved more than 100 basis points year-over-year.

Downtown
Downtown Las Vegas net revenues were $53.4 million in the third quarter of 2014, up 1.3% from $52.7 million in the year-ago quarter. Adjusted EBITDA increased 14.1% to $6.3 million in the current period, compared to $5.5 million in the third quarter of 2013. Strong pedestrian traffic in the Fremont Street area and growth in visitation from Hawaii contributed to revenue and EBITDA gains, while operating margins improved more than 130 basis points.

Midwest and South; Peninsula
In the Midwest and South segment, net revenues were $210.7 million, compared to $214.8 million in the third quarter of 2013. Adjusted EBITDA grew 4.0% to $43.6 million versus $41.9 million in the year-ago period.

During the third quarter of 2014, the Peninsula segment reported net revenues of $123.6 million and Adjusted EBITDA of $42.9 million. This compares to net revenues of $130.7 million and Adjusted EBITDA of $45.3 million in the third quarter of 2013.

While revenues were affected by continued softness in casual play, operational efficiencies drove margin improvements across both segments. Results reflect strong EBITDA performances at Delta Downs, IP and Blue Chip. These EBITDA gains were offset by weakness at Par-A-Dice, due to significantly heightened competition in Illinois, as well as Kansas Star, which was impacted by lower visitation levels.

Borgata
Borgata, the Company’s 50% joint venture, reported third-quarter 2014 net revenues of $209.9 million, including $6.1 million from its online gaming operations. This represented a 4.9% increase from the $200.1 million in revenues reported in the year-ago period. Adjusted EBITDA, was $56.9 million in the third quarter of 2014, up 22.1% from $46.6 million in the year-ago period.

Benefits from a property tax settlement reached with the City of Atlantic City earlier this year contributed $8.1 million to EBITDA during the quarter. Excluding property tax-related gains, EBITDA increased 4.7% year-over-year, as slot and hotel revenue grew, and the property expanded its overall gaming market share by 260 basis points. Additionally, the property’s online gaming operations achieved profitability throughout the third quarter.

Deconsolidation of Borgata
The Company’s Atlantic City partner reacquired its 50% ownership interest in Borgata on September 30, 2014. As a result, the Company has deconsolidated Borgata as of that date, and adjusted its equity investment in Borgata by $12.1 million to equal fair value. The deconsolidation of Borgata does not have an economic impact, but does affect the accounting presentation in the Company’s financial statements. The Company will account for its 50% investment in Borgata by applying the equity method for periods subsequent to the date of deconsolidation. A Form 8-K furnished to the Securities and Exchange Commission today contains unaudited pro forma condensed consolidated financial information reflecting the effect of the deconsolidation for each of the quarters and full year of 2013, and each of the quarters and year-to-date period in 2014.

Balance Sheet Statistics
As of September 30, 2014, Boyd Gaming had cash on hand of $120.9 million, including $25.4 million related to Peninsula. Total debt was $3.48 billion, of which $1.11 billion was related to Peninsula.

As of September 30, 2014, Borgata is no longer included in the Company’s consolidated balance sheet. On that date, Borgata had cash on hand of $26.9 million and debt of $776.6 million.

Full-Year Guidance
Based on third-quarter results and current business trends, Boyd Gaming is narrowing its full-year 2014 Adjusted EBITDA guidance to the high end of its previously provided guidance. Before consideration of the deconsolidation of Borgata, the Company expects to generate between $590 million and $600 million in Adjusted EBITDA for the year. As a result of the deconsolidation of Borgata, the Company is modifying its guidance to eliminate 50% of Borgata’s Adjusted EBITDA from the fourth quarter. Reflecting this change in accounting, full-year 2014 guidance for Boyd Gaming’s Adjusted EBITDA is $576 million to $586 million.

Conference Call Information
Boyd Gaming will host its conference call to discuss third-quarter 2014 results today, October 30, at 5:00 p.m. Eastern. The conference call number is (888) 317-6003, passcode 8021592. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or http://www.videonewswire.com/event.asp?id=100701

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, October 30, beginning at 7:00 p.m. Eastern and continuing through Friday, November 7, at 9 a.m. Eastern. The conference number for the replay will be 10054259. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2014	2013	2014	2013
REVENUES
Operating revenues
Gaming	$631,668	$633,237	$1,859,339	$1,893,722
Food and beverage	115,072	114,397	332,068	338,975
Room	75,330	72,299	210,072	203,308
Other	44,441	43,808	124,574	125,017
Gross revenues	866,511	863,741	2,526,053	2,561,022
Less promotional allowances	127,668	125,172	356,327	348,121
Net revenues	738,843	738,569	2,169,726	2,212,901
COST AND EXPENSES
Operating costs and expenses
Gaming	294,118	302,373	867,506	887,436
Food and beverage	61,511	57,655	179,976	181,950
Room	14,679	12,556	42,330	41,611
Other	33,554	33,056	91,708	92,429
Selling, general and administrative	113,436	122,837	349,494	373,865
Maintenance and utilities	45,050	45,735	131,337	125,986
Depreciation and amortization	66,168	69,002	198,245	209,358
Corporate expense	15,064	12,084	52,605	42,588
Preopening expense	1,262	1,675	3,836	4,829
Impairments of assets	18,279	1,250	20,205	6,282
Asset transactions costs	3,064	(1,362)	5,078	2,265
Other operating items, net	(1,116)	3,386	(1,863)	5,181
Total operating costs and expenses	665,069	660,247	1,940,457	1,973,780
Operating income	73,774	78,322	229,269	239,121
Other expense (income)
Interest income	(466)	(553)	(1,412)	(1,779)
Interest expense, net	75,420	83,145	226,219	266,953
Loss on early extinguishments of debt	71	27,141	1,129	29,513
Other, net	116	136	498	(335)
Total other expense, net	75,141	109,869	226,434	294,352
Income (loss) from continuing operations before income taxes	(1,367)	(31,547)	2,835	(55,231)
Income taxes benefit (expense)	(1,961)	(3,048)	(12,050)	3,478
Loss from continuing operations, net of tax	(3,328)	(34,595)	(9,215)	(51,753)
Income from discontinued operations, net of tax	—	—	—	10,790
Net loss	(3,328)	(34,595)	(9,215)	(40,963)
Net (income) loss attributable to noncontrolling interest	(11,777)	(2,672)	(11,403)	8,039
Net loss attributable to Boyd Gaming Corporation	$(15,105)	$(37,267)	$(20,618)	$(32,924)

Basic net income (loss) per common share:
Continuing operations	$(0.14)	$(0.37)	$(0.19)	$(0.47)
Discontinued operations	—	—	—	0.12
Basic net loss per common share	$(0.14)	$(0.37)	$(0.19)	$(0.35)
Weighted average basic shares outstanding	109,923	101,555	109,854	93,122

Diluted net income (loss) per common share:
Continuing operations	$(0.14)	$(0.37)	$(0.19)	$(0.47)
Discontinued operations	—	—	—	0.12
Diluted net loss per common share	$(0.14)	$(0.37)	$(0.19)	$(0.35)
Weighted average diluted shares outstanding	109,923	101,555	109,854	93,122

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2014	2013	2014	2013
Net Revenues by Reportable Segment
Las Vegas Locals	$141,207	$140,291	$440,920	$442,808
Downtown Las Vegas	53,379	52,674	164,664	162,884
Midwest and South	210,732	214,831	631,472	668,221
Peninsula	123,579	130,722	373,606	400,416
Borgata	209,946	200,051	559,064	538,572
Net revenues	$738,843	$738,569	$2,169,726	$2,212,901

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$28,052	$26,350	$104,640	$104,278
Downtown Las Vegas	6,315	5,534	24,193	21,942
Midwest and South	43,593	41,936	129,890	140,243
Peninsula	42,875	45,274	132,918	144,309
Wholly owned property Adjusted EBITDA	120,835	119,094	391,641	410,772
Corporate expense (1)	(13,848)	(10,409)	(42,643)	(34,675)
Wholly owned Adjusted EBITDA	106,987	108,685	348,998	376,097
Borgata	56,873	46,592	119,917	102,844
Adjusted EBITDA	163,860	155,277	468,915	478,941

Other operating costs and expenses
Deferred rent	903	956	2,714	2,872
Depreciation and amortization	66,168	69,002	198,245	209,358
Preopening expenses	1,262	1,675	3,836	4,829
Share-based compensation expense	1,526	2,048	11,431	9,033
Impairments of assets	18,279	1,250	20,205	6,282
Asset transactions costs	3,064	(1,362)	5,078	2,265
Other operating charges and credits, net	(1,116)	3,386	(1,863)	5,181
Total other operating costs and expenses	90,086	76,955	239,646	239,820
Operating income	73,774	78,322	229,269	239,121
Other non-operating items
Interest expense, net	74,954	82,592	224,807	265,174
Loss on early extinguishments of debt	71	27,141	1,129	29,513
Other, net	116	136	498	(335)
Total other non-operating items, net	75,141	109,869	226,434	294,352
Income (loss) from continuing operations before income taxes	(1,367)	(31,547)	2,835	(55,231)
Income taxes	(1,961)	(3,048)	(12,050)	3,478
Loss from continuing operations, net of tax	(3,328)	(34,595)	(9,215)	(51,753)
Income from discontinued operations, net of tax	—	—	—	10,790
Net loss	(3,328)	(34,595)	(9,215)	(40,963)
Net (income) loss attributable to noncontrolling interest	(11,777)	(2,672)	(11,403)	8,039
Net loss attributable to Boyd Gaming Corporation	$(15,105)	$(37,267)	$(20,618)	$(32,924)
_______________________________________________

(1) Reconciliation of corporate expense:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2014	2013	2014	2013
Corporate expense as reported on Consolidated Statements of Operations	$15,064	$12,084	$52,605	$42,588
Corporate share-based compensation expense	(1,216)	(1,675)	(9,962)	(7,913)
Corporate expense as reported on the above table	$13,848	$10,409	$42,643	$34,675

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss) Per Share to
Adjusted Earnings (Loss) Per Share
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2014	2013	2014	2013
Net loss attributable to Boyd Gaming Corporation	$(15,105)	$(37,267)	$(20,618)	$(32,924)
Less: income from discontinued operations, net of tax (1)	—	—	—	(10,790)
Adjusted net loss attributable to Boyd Gaming Corporation	(15,105)	(37,267)	(20,618)	(43,714)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	1,262	1,259	3,567	6,295
Loss on early extinguishments of debt	71	24,605	1,129	26,977
Impairments of assets	18,279	1,250	20,205	1,250
Asset transactions costs	2,689	(1,162)	4,704	2,058
Other operating charges and credits, net	593	240	248	2,035
Other (income) loss	116	—	411	(817)

Pretax adjustments related to Borgata:
Preopening expenses	—	416	269	470
Loss on early extinguishments of debt	—	2,536	—	2,536
Valuation adjustments related to consolidation, net	(633)	(181)	(1,901)	(683)
Impairments of assets	—	—	—	5,032
Asset transactions costs	375	(201)	374	205
Other operating charges and credits, net	(1,709)	3,146	(2,111)	3,146
Total adjustments	21,043	31,908	26,895	48,504

Income tax effect for above adjustments	(6,608)	(33)	(6,545)	(6,401)
Impact on noncontrolling interest, net	983	(2,859)	1,686	(5,355)
Adjusted earnings (loss)	$313	$(8,251)	$1,418	$(6,966)

Net loss per share attributable to Boyd Gaming Corporation	$(0.14)	$(0.37)	$(0.19)	$(0.35)
Less: income from discontinued operations, net of tax (1)	—	—	—	(0.12)
Adjusted net loss per share attributable to Boyd Gaming Corporation	(0.14)	(0.37)	(0.19)	(0.47)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	0.01	0.03	0.07
Loss on early extinguishments of debt	—	0.26	0.01	0.29
Impairments of assets	0.17	0.01	0.19	0.01
Asset transactions costs	0.03	(0.01)	0.05	0.02
Other operating charges and credits, net	—	—	—	0.02
Other (income) loss	—	—	—	(0.01)

Pretax adjustments related to Borgata:
Preopening expenses	—	—	—	0.01
Loss on early extinguishments of debt	—	0.02	—	0.03
Valuation adjustments related to consolidation, net	(0.01)	—	(0.02)	(0.01)
Impairments of assets	—	—	—	0.05
Asset transactions costs	—	—	—	—
Other operating charges and credits, net	(0.01)	0.03	(0.02)	0.04
Total adjustments	0.19	0.32	0.24	0.52

Income tax effect for above adjustments	(0.06)	—	(0.06)	(0.07)
Impact on noncontrolling interest, net	0.01	(0.03)	0.02	(0.05)
Adjusted earnings per share	$—	$(0.08)	$0.01	$(0.07)

Weighted average shares outstanding	110,827	101,555	110,780	93,122
_______________________________________________
(1) Results for the prior year period are adjusted to exclude the financial results of Dania Jai-Alai, which was sold during the second quarter of 2013.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended September 30, 2014
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$329,769	$114,343	$—	$444,112	$187,556	$—	$631,668
Food and beverage	66,028	9,330	—	75,358	39,714	—	115,072
Room	39,706	—	—	39,706	35,624	—	75,330
Other	31,103	4,892	(4,608)	31,387	13,054	—	44,441
Gross revenues	466,606	128,565	(4,608)	590,563	275,948	—	866,511
Less promotional allowances	56,679	4,987	—	61,666	66,002	—	127,668
Net revenues	409,927	123,578	(4,608)	528,897	209,946	—	738,843

Costs and expenses
Gaming	168,581	54,514	—	223,095	71,023	—	294,118
Food and beverage	35,325	6,463	—	41,788	19,723	—	61,511
Room	10,382	—	—	10,382	4,297	—	14,679
Other	18,877	8,346	(4,608)	22,615	10,939	—	33,554
Selling, general and administrative	68,995	12,468	—	81,463	31,973	—	113,436
Maintenance and utilities	26,417	3,517	—	29,934	15,116	—	45,050
Depreciation and amortization	33,386	18,644	—	52,030	14,138	—	66,168
Corporate expense	14,523	541	—	15,064	—	—	15,064
Preopening expenses	1,192	70	—	1,262	—	—	1,262
Impairments of assets	18,279	—	—	18,279	—	—	18,279
Asset transactions costs	2,494	195	—	2,689	375	—	3,064
Other, net	593	—	—	593	(1,709)	—	(1,116)
Total costs and expenses	399,044	104,758	(4,608)	499,194	165,875	—	665,069

Operating income from Borgata	22,036	—	—	22,036	—	(22,036)	—

Operating income	32,919	18,820	—	51,739	44,071	(22,036)	73,774

Other expense (income)
Interest income	(1)	(465)	—	(466)	—	—	(466)
Interest expense, net of amounts capitalized	38,452	19,159	—	57,611	17,809	—	75,420
Loss on early extinguishments of debt	1	70	—	71	—	—	71
Other, net	38	78	—	116	—	—	116
Other non-operating expenses from Borgata, net	10,259	—	—	10,259	—	(10,259)	—
Total other expense, net	48,749	18,842	—	67,591	17,809	(10,259)	75,141

Income (loss) from continuing operations before taxes	(15,830)	(22)	—	(15,852)	26,262	(11,777)	(1,367)
Income taxes	7,843	(7,096)	—	747	(2,708)	—	(1,961)
Income (loss) from continuing operations, net of tax	(7,987)	(7,118)	—	(15,105)	23,554	(11,777)	(3,328)
Income (loss) from discontinued operations, net of tax	—	—	—	—	—	—	—
Net income (loss)	(7,987)	(7,118)	—	(15,105)	23,554	(11,777)	(3,328)
Net income attributable to noncontrolling interest	—	—	—	—	—	(11,777)	(11,777)
Net income (loss) attributable to Boyd Gaming Corporation	$(7,987)	$(7,118)	$—	$(15,105)	$23,554	$(23,554)	$(15,105)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended September 30, 2014
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share:
Continuing operations				$(0.14)			$(0.14)
Discontinued operations				—			—
Basic net loss per common share				$(0.14)			$(0.14)
Weighted average basic shares outstanding				109,923			109,923

Diluted net loss per common share:
Continuing operations				$(0.14)			$(0.14)
Discontinued operations				—			—
Diluted net loss per common share				$(0.14)			$(0.14)
Weighted average diluted shares outstanding				109,923			109,923
_______________________________________________

(1)
Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended September 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$334,874	$121,383	$—	$456,257	$176,980	$—	$633,237
Food and beverage	65,485	9,759	—	75,244	39,153	—	114,397
Room	38,318	—	—	38,318	33,981	—	72,299
Other	30,248	5,148	(4,884)	30,512	13,296	—	43,808
Gross revenues	468,925	136,290	(4,884)	600,331	263,410	—	863,741
Less promotional allowances	56,245	5,568	—	61,813	63,359	—	125,172
Net revenues	412,680	130,722	(4,884)	538,518	200,051	—	738,569

Costs and expenses
Gaming	173,087	57,480	—	230,567	71,806	—	302,373
Food and beverage	34,940	6,627	—	41,567	16,088	—	57,655
Room	10,592	—	—	10,592	1,964	—	12,556
Other	18,232	8,993	(4,884)	22,341	10,715	—	33,056
Selling, general and administrative	72,380	13,627	—	86,007	36,830	—	122,837
Maintenance and utilities	26,073	3,605	—	29,678	16,057	—	45,735
Depreciation and amortization	32,455	22,210	—	54,665	14,337	—	69,002
Corporate expense	11,850	234	—	12,084	—	—	12,084
Preopening expenses	1,260	—	—	1,260	415	—	1,675
Impairments of assets	1,250	—	—	1,250	—	—	1,250
Asset transactions costs	(1,296)	133	—	(1,163)	(199)	—	(1,362)
Other, net	178	62	—	240	3,146	—	3,386
Total costs and expenses	381,001	112,971	(4,884)	489,088	171,159	—	660,247

Operating income from Borgata	14,446	—	—	14,446	—	(14,446)	—

Operating income	46,125	17,751	—	63,876	28,892	(14,446)	78,322

Other expense (income)
Interest income	—	(553)	—	(553)	—	—	(553)
Interest expense, net of amounts capitalized	42,956	19,908		62,864	20,281	—	83,145
Loss on early extinguishments of debt	24,605	—	—	24,605	2,536	—	27,141
Other, net	87	49	—	136	—	—	136
Other non-operating expenses from Borgata, net	11,775	—	—	11,775	—	(11,775)	—
Total other expense, net	79,423	19,404	—	98,827	22,817	(11,775)	109,869

Income (loss) from continuing operations before taxes	(33,298)	(1,653)	—	(34,951)	6,075	(2,671)	(31,547)
Income taxes	1,052	(3,368)	—	(2,316)	(732)	—	(3,048)
Income (loss) from continuing operations, net of tax	(32,246)	(5,021)	—	(37,267)	5,343	(2,671)	(34,595)
Income from discontinued operations, net of tax	—	—	—	—	—	—	—
Net income (loss)	(32,246)	(5,021)	—	(37,267)	5,343	(2,671)	(34,595)
Net income attributable to noncontrolling interest	—	—	—	—	—	(2,672)	(2,672)
Net income (loss) attributable to Boyd Gaming Corporation	$(32,246)	$(5,021)	$—	$(37,267)	$5,343	$(5,343)	$(37,267)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended September 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share:
Continuing operations				$(0.37)			$(0.37)
Discontinued operations				—			—
Basic net loss per common share				$(0.37)			$(0.37)
Weighted average basic shares outstanding				101,555			101,555

Diluted net loss per common share:
Continuing operations				$(0.37)			$(0.37)
Discontinued operations				—			—
Diluted net loss per common share				$(0.37)			$(0.37)
Weighted average diluted shares outstanding				101,555			101,555
_______________________________________________

(1) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Nine Months Ended September 30, 2014
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$1,005,063	$346,435	$—	$1,351,498	$507,841	$—	$1,859,339
Food and beverage	198,848	28,388	—	227,236	104,832	—	332,068
Room	119,277	—	—	119,277	90,795	—	210,072
Other	93,135	13,615	(14,109)	92,641	31,933	—	124,574
Gross revenues	1,416,323	388,438	(14,109)	1,790,652	735,401	—	2,526,053
Less promotional allowances	165,156	14,834	—	179,990	176,337	—	356,327
Net revenues	1,251,167	373,604	(14,109)	1,610,662	559,064	—	2,169,726

Costs and expenses
Gaming	503,339	164,680	—	668,019	199,487	—	867,506
Food and beverage	107,599	18,714	—	126,313	53,663	—	179,976
Room	31,556	—	—	31,556	10,774	—	42,330
Other	55,876	23,859	(14,109)	65,626	26,082	—	91,708
Selling, general and administrative	210,129	37,435	—	247,564	101,930	—	349,494
Maintenance and utilities	74,019	10,108	—	84,127	47,210	—	131,337
Depreciation and amortization	100,683	55,433	—	156,116	42,129	—	198,245
Corporate expense	51,257	1,348	—	52,605	—	—	52,605
Preopening expenses	2,888	679	—	3,567	269	—	3,836
Impairments of assets	20,205	—	—	20,205	—	—	20,205
Asset transactions costs	4,389	315	—	4,704	374	—	5,078
Other, net	165	83	—	248	(2,111)	—	(1,863)
Total costs and expenses	1,162,105	312,654	(14,109)	1,460,650	479,807	—	1,940,457

Operating income from Borgata	39,629	—	—	39,629	—	(39,629)	—

Operating income	128,691	60,950	—	189,641	79,257	(39,629)	229,269

Other expense (income)
Interest income	(4)	(1,408)	—	(1,412)	—	—	(1,412)
Interest expense, net of amounts capitalized	115,240	57,652	—	172,892	53,327	—	226,219
Loss on early extinguishments of debt	—	1,129	—	1,129	—	—	1,129
Other, net	403	95	—	498	—	—	498
Other non-operating expenses from Borgata, net	28,226	—	—	28,226	—	(28,226)	—
Total other expense, net	143,865	57,468	—	201,333	53,327	(28,226)	226,434

Income (loss) from continuing operations before taxes	(15,174)	3,482	—	(11,692)	25,930	(11,403)	2,835
Income taxes	2,457	(11,383)	—	(8,926)	(3,124)	—	(12,050)
Income (loss) from continuing operations, net of tax	(12,717)	(7,901)	—	(20,618)	22,806	(11,403)	(9,215)
Income (loss) from discontinued operations, net of tax	—	—	—	—	—	—	—
Net income (loss)	(12,717)	(7,901)	—	(20,618)	22,806	(11,403)	(9,215)
Net loss attributable to noncontrolling interest	—	—	—	—	—	(11,403)	(11,403)
Net income (loss) attributable to Boyd Gaming Corporation	$(12,717)	$(7,901)	$—	$(20,618)	$22,806	$(22,806)	$(20,618)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Nine Months Ended September 30, 2014
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share:
Continuing operations				$(0.19)			$(0.19)
Discontinued operations				—			—
Basic net loss per common share				$(0.19)			$(0.19)
Weighted average basic shares outstanding				109,854			109,854

Diluted net loss per common share:
Continuing operations				$(0.19)			$(0.19)
Discontinued operations				—			—
Diluted net loss per common share				$(0.19)			$(0.19)
Weighted average diluted shares outstanding				109,854			109,854
_______________________________________________

(1)
Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Nine Months Ended September 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	LVE (Variable Interest Entity) (2)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$1,047,770	$373,910	$—	$1,421,680	$472,042	$—	$—	$1,893,722
Food and beverage	201,240	29,524	—	230,764	108,211	—	—	338,975
Room	114,178	—	—	114,178	89,130	—	—	203,308
Other	93,427	13,415	(15,162)	91,680	33,337	1,933	(1,933)	125,017
Gross revenues	1,456,615	416,849	(15,162)	1,858,302	702,720	1,933	(1,933)	2,561,022
Less promotional allowances	167,541	16,432	—	183,973	164,148	—	—	348,121
Net revenues	1,289,074	400,417	(15,162)	1,674,329	538,572	1,933	(1,933)	2,212,901

Costs and expenses
Gaming	525,254	174,038	—	699,292	188,144	—	—	887,436
Food and beverage	107,334	20,141	—	127,475	54,475	—	—	181,950
Room	31,444	—	—	31,444	10,167	—	—	41,611
Other	55,895	24,806	(15,162)	65,539	26,890	—	—	92,429
Selling, general and administrative	220,277	42,361	—	262,638	111,227	—	—	373,865
Maintenance and utilities	71,235	9,925	—	81,160	44,826	—	—	125,986
Depreciation and amortization	97,737	66,173	—	163,910	45,448	—	—	209,358
Corporate expense	40,487	2,101	—	42,588	—	—	—	42,588
Preopening expenses	6,202	91	—	6,293	469	—	(1,933)	4,829
Impairments of assets	1,250	—	—	1,250	5,032	—	—	6,282
Asset transactions costs	1,768	292	—	2,060	205	—	—	2,265
Other, net	1,836	199	—	2,035	3,146	—	—	5,181
Total costs and expenses	1,160,719	340,127	(15,162)	1,485,684	490,029	—	(1,933)	1,973,780

Operating income from Borgata	24,271	—	—	24,271	—	—	(24,271)	—

Operating income	152,626	60,290	—	212,916	48,543	1,933	(24,271)	239,121

Other expense (income)
Interest income	(145)	(1,634)	—	(1,779)	—	—	—	(1,779)
Interest expense, net of amounts capitalized	139,570	63,107		202,677	61,899	2,377		266,953
Loss on early extinguishments of debt	25,001	1,976	—	26,977	2,536	—	—	29,513
Other, net	(729)	394	—	(335)	—	—	—	(335)
Other non-operating expenses from Borgata, net	31,867	—	—	31,867	—	—	(31,867)	—
Total other expense, net	195,564	63,843	—	259,407	64,435	2,377	(31,867)	294,352

Income (loss) from continuing operations before taxes	(42,938)	(3,553)	—	(46,491)	(15,892)	(444)	7,596	(55,231)
Income taxes	13,036	(10,259)	—	2,777	701	—	—	3,478
Income (loss) from continuing operations, net of tax	(29,902)	(13,812)	—	(43,714)	(15,191)	(444)	7,596	(51,753)
Income from discontinued operations, net of tax	10,790	—	—	10,790	—	—	—	10,790
Net income (loss)	(19,112)	(13,812)	—	(32,924)	(15,191)	(444)	7,596	(40,963)
Net loss attributable to noncontrolling interest	—	—	—	—	—	444	7,595	8,039
Net income (loss) attributable to Boyd Gaming Corporation	$(19,112)	$(13,812)	$—	$(32,924)	$(15,191)	$—	$15,191	$(32,924)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Nine Months Ended September 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	LVE (Variable Interest Entity) (2)	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share:
Continuing operations				$(0.47)				$(0.47)
Discontinued operations				0.12				0.12
Basic net loss per common share				$(0.35)				$(0.35)
Weighted average basic shares outstanding				93,122				93,122

Diluted net loss per common share:
Continuing operations				$(0.47)				$(0.47)
Discontinued operations				0.12				0.12
Diluted net loss per common share				$(0.35)				$(0.35)
Weighted average diluted shares outstanding				93,122				93,122

_______________________________________________

(1)
Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

(2)
Boyd Gaming's contractual agreements with LVE were terminated on March 4, 2013, in connection with the sale of the Echelon development site. As a result, Boyd Gaming ceased consolidation of LVE as of that date. The financial results presented for LVE include only that portion of the period that the variable interest entity was consolidated by Boyd Gaming.

Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance. We do not provide a reconciliation of forward-looking non-GAAP financial measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), provides our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by our management in their financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA is also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, impairments of assets, asset transactions costs, loss on early extinguishments of debt and other operating charges, net, and Borgata's non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes corporate expense.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, asset transactions costs, impairments of assets, write-downs and other charges, net, gain or loss on early retirements of debt, other non-recurring adjustments, net, valuation adjustments related to the consolidation of Borgata, and Borgata's preopening expenses and other items and write-downs, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release include statements regarding: the resumption of growth in the Company’s Nevada business; possible stabilization in the Company’s regional business; commencement of work on several long-term projects to reposition select amenities; progress in executing the Company’s strategy to drive profitability, growth and increase long-term shareholder value; and discussion under the heading “Full-Year Guidance.” Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in the Company's operating results; recovery of its properties in various markets; the state of the economy and its effect on consumer spending and the Company's results of operations; the timing for economic recovery, its effect on the Company's business and the local economies where the Company's properties are located; the receipt of legislative, and other state, federal and local approvals for the Company's development projects in Florida, California and other jurisdictions; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company's expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming
Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 22 gaming entertainment properties located in Nevada, Illinois, Indiana, Iowa, Kansas, Louisiana, Mississippi and New Jersey. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.